Exhibit 10.1

Amendment No. 2 to Credit Agreement

This Amendment No. 2 to Credit Agreement, dated as of March 20, 2026 (this “Amendment”) is made among WASTE MANAGEMENT, INC., a Delaware corporation (the “Company”), WASTE MANAGEMENT OF CANADA CORPORATION, a Nova Scotia unlimited company (“WMOCC”), and WM QUEBEC INC., a corporation incorporated under the laws of Canada (“WMQ”, and together with WMOCC, the “Canadian Borrowers”, and the Canadian Borrowers together with the Company, the “Borrowers”, and each, individually, a “Borrower”), WASTE MANAGEMENT HOLDINGS, INC., a wholly-owned Subsidiary of the Company (the “Guarantor”), BANK OF AMERICA, N.A., in its capacity as administrative agent for the Banks (in such capacity, the “Administrative Agent”), and the Banks party hereto. Capitalized terms used but not otherwise defined herein have the respective meanings ascribed to them in the Credit Agreement described below.

RECITALS:

A.            The Borrowers, the Guarantor, the Administrative Agent and the Banks have entered into that certain Seventh Amended and Restated Revolving Credit Agreement dated as of May 8, 2024 (as amended, restated, supplemented or otherwise modified prior to the date hereof immediately prior to the effectiveness of this Amendment, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Amendment, the “Credit Agreement”), pursuant to which the Banks have made available to the Borrowers a revolving credit facility with a swing line sublimit and a letter of credit sublimit; and

B.             The Borrowers have advised the Administrative Agent and the Banks that they desire to amend certain provisions of the Existing Credit Agreement, and the Administrative Agent and the Majority Banks are willing to effect such amendment on the terms and conditions contained in this Amendment.

In consideration of the premises and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.              Amendments to the Existing Credit Agreement. Subject to and in accordance with the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the parties hereto hereby agree that as of the date hereof:

(a)	§1.1 of the Existing Credit Agreement is hereby amended by amending and restating the definition of “Consolidated Earnings Before Interest and Taxes” or “EBIT” in its entirety to read as follows:

“Consolidated Earnings Before Interest and Taxes” or “EBIT”. For any period, the Consolidated Net Income (or Deficit) of the Company on a consolidated basis plus, without duplication, the sum of (1) interest expense, (2) equity in losses (earnings) of unconsolidated entities, (3) income taxes, (4) non-cash write-downs or write-offs of assets, including non-cash losses on the sale of assets outside the ordinary course of business, (5) losses attributable to the extinguishment of Indebtedness, (6) non-cash stock compensation charges, (7) other non-recurring expenses and charges which do not represent a cash item in such period or any future period and (8) EBIT of the businesses acquired by the Company or any of its Subsidiaries (through asset purchases or otherwise) (each an “Acquired Business”) or the Subsidiaries acquired or formed since the beginning of such period (each a “New Subsidiary”); provided that a statement identifying all such Acquired Businesses and the EBIT of such Acquired Businesses is delivered to the Banks with the Compliance Certificate for such period, all to the extent that each of items (1) through (7) was deducted in determining Consolidated Net Income (or Deficit) in the relevant period, minus non-cash, non-recurring gains, including non-cash gains on the sale of assets outside the ordinary course of business to the extent included in Consolidated Net Income (or Deficit).

(b)	§1.1 of the Existing Credit Agreement is hereby amended by amending and restating the definition of “Consolidated Earnings Before Interest, Taxes, Depreciation and Amortization” or “EBITDA” in its entirety to read as follows:

“Consolidated Earnings Before Interest, Taxes, Depreciation and Amortization” or “EBITDA”. For any period, EBIT plus (a) depreciation expense, (b) depletion expense, (c) amortization expense, and (d) accretion expense to the extent the same would be included in the calculation of Consolidated Net Income (or Deficit) for such period, determined in accordance with GAAP.

(c)	Exhibit C (Form of Compliance Certificate) of the Existing Credit Agreement is hereby amended and restated in its entirety to be in the form of Annex A to this Amendment.

2.              Conditions Precedent to Amendment. The effectiveness of this Amendment is subject to (a) the accuracy of the representations and warranties set forth in Section 3 below on the date hereof, (b) the Administrative Agent’s receipt of counterparts of this Amendment, duly executed and delivered by the Borrowers, the Guarantor, the Administrative Agent and the Majority Banks, and (c) unless waived by the Administrative Agent, the payment of all fees and expenses of the Administrative Agent (including the reasonable fees and expenses of counsel to the Administrative Agent to the extent invoiced prior to the date hereof) in connection with this Amendment.

3.              Representations and Warranties. In order to induce the Administrative Agent and the Banks to enter into this Amendment, each Borrower and the Guarantor represents and warrants to the Administrative Agent and the Banks as follows:

(a)	The representations and warranties of such Borrower and the Guarantor (as applicable) contained in §6 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except, if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies, such representation or warranty is true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except, if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies, such representation or warranty is true and correct in all respects) as of such earlier date.

(b)	This Amendment has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding obligation of, such Borrower and the Guarantor, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally.

(c)	No Default or Event of Default has occurred and is continuing as of the date hereof or would result after giving effect to this Amendment and the transactions contemplated hereby.

4.              Entire Agreement. This Amendment, together with the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with §24 and §15.9 of the Credit Agreement.

5.              Full Force and Effect of Amendment. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Bank under the Credit Agreement or any of the other Loan Documents.

6.              Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or other electronic transmission (including .PDF) shall be effective as delivery of a manually executed counterpart of this Amendment.

7.              Governing Law; Jurisdiction, Etc.. This AMENDMENT shall be governed by, and construed in accordance with, the laws of the State of New York, and shall further be subject to the provisions of §25 and §26 of the Credit Agreement.

8.              References. This Amendment shall constitute a Loan Document and all references in any of the other Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

9.              Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent, the Banks and their respective successors and assignees to the extent such assignees are permitted assignees as provided in §20 of the Credit Agreement.

10.            Severability. The provisions of this Amendment are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Amendment in any jurisdiction.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWERS AND GUARANTOR:

WASTE MANAGEMENT, INC.

By:	/s/ Leslie K. Nagy
Name:	Leslie K. Nagy
Title:	Vice President & Treasurer

Waste Management of Canada Corporation

By:	/s/ Leslie K. Nagy
Name:	Leslie K. Nagy
Title:	Vice President & Treasurer

WM Quebec INC.

By:	/s/ Leslie K. Nagy
Name:	Leslie K. Nagy
Title:	Vice President & Treasurer

WASTE MANAGEMENT HOLDINGS, INC.

By:	/s/ Leslie K. Nagy
Name:	Leslie K. Nagy
Title:	Vice President & Treasurer

Waste Management, Inc.
Amendment No. 2 to Credit Agreement
Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Michael Contreras
Name:	Michael Contreras
Title:	Managing Director

Waste Management, Inc.
Amendment No. 2 to Credit Agreement
Signature Page

THE BANKS:

BANK OF AMERICA, N.A., as a Bank, Swing Line Bank and an Issuing Bank

By:	/s/ Michael Contreras
Name:	Michael Contreras
Title:	Managing Director

Waste Management, Inc.
Amendment No. 2 to Credit Agreement
Signature Page

BANK OF AMERICA, N.A., acting through its Canada Branch, as a Bank

By:	/s/ Michael Contreras
Name:	Michael Contreras
Title:	Managing Director

Waste Management, Inc.
Amendment No. 2 to Credit Agreement
Signature Page

JPMORGAN CHASE BANK, N.A., as a Bank and an Issuing Bank

By:	/s/ Oswin Joseph
Name:	Oswin Joseph
Title:	Executive Director

Waste Management, Inc.
Amendment No. 2 to Credit Agreement
Signature Page

BARCLAYS BANK PLC, as a Bank and an Issuing Bank

By:	/s/ Ritam Bhalla
Name:	Ritam Bhalla
Title:	Director

Waste Management, Inc.
Amendment No. 2 to Credit Agreement
Signature Page

MIZUHO BANK, LTD., as a Bank and an Issuing Bank

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Managing Director

Waste Management, Inc.
Amendment No. 2 to Credit Agreement
Signature Page

THE BANK OF NOVA SCOTIA, as a Bank and an Issuing Bank

By:	/s/ Frans Braniotis
Name:	Frans Braniotis
Title:	Managing Director & Head, U.S. Corporate Banking

Waste Management, Inc.
Amendment No. 2 to Credit Agreement
Signature Page

BANK OF CHINA, NEW YORK BRANCH, as a Bank

By:	/s/ Raymond Qiao
Name:	Raymond Qiao
Title:	Executive Vice President

Waste Management, Inc.
Amendment No. 2 to Credit Agreement
Signature Page

BNP PARIBAS, as a Bank

By:	/s/ Michael Lefkowitz
Name:	Michael Lefkowitz
Title:	Director

By:	/s/ Matthew Beauvais
Name:	Matthew Beauvais
Title:	Vice President

Waste Management, Inc.
Amendment No. 2 to Credit Agreement
Signature Page

DEUTSCHE BANK AG NEW YORK BRANCH, as a Bank

By:	/s/ Marko Lukin
Name:	Marko Lukin
Title:	Director

By:	/s/ Alison Lugo
Name:	Alison Lugo
Title:	Vice President

Waste Management, Inc.
Amendment No. 2 to Credit Agreement
Signature Page

GOLDMAN SACHS BANK USA, as a Bank

By:	/s/ Roopa Chandra
Name:	Roopa Chandra
Title:	Authorized Signatory

Waste Management, Inc.
Amendment No. 2 to Credit Agreement
Signature Page

MUFG BANK, LTD., as a Bank

By:	/s/ Lorcan McGrath
Name:	Lorcan McGrath
Title:	Director

Waste Management, Inc.
Amendment No. 2 to Credit Agreement
Signature Page

PNC BANK, NATIONAL ASSOCIATION, as a Bank and an Issuing Bank

By:	/s/ Michael Cuccia
Name:	Michael Cuccia
Title:	Senior Vice President

PNC BANK CANADA BRANCH, as a Bank

By:	/s/ Cameron Ruff
Name:	Cameron Ruff
Title:	Senior Vice President

Waste Management, Inc.
Amendment No. 2 to Credit Agreement
Signature Page

ROYAL BANK OF CANADA, as a Bank

By:	/s/ Sayab Ayub
Name:	Sayab Ayub
Title:	Authorized Signatory

Waste Management, Inc.
Amendment No. 2 to Credit Agreement
Signature Page

SUMITOMO MITSUI BANKING CORPORATION, as a Bank

By:	/s/ Jun Ashley
Name:	Jun Ashley
Title:	Director

Waste Management, Inc.
Amendment No. 2 to Credit Agreement
Signature Page

TRUIST BANK, as a Bank

By:	/s/ William P. Rutkowski
Name:	William P. Rutkowski
Title:	Director

Waste Management, Inc.
Amendment No. 2 to Credit Agreement
Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Bank

By:	/s/ Nathan Yu
Name:	Nathan Yu
Title:	Vice President

Waste Management, Inc.
Amendment No. 2 to Credit Agreement
Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Bank and an Issuing Bank

By:	/s/ Clare King
Name:	Clare King
Title:	Vice President

Waste Management, Inc.
Amendment No. 2 to Credit Agreement
Signature Page

AGRICULTURAL BANK OF CHINA, NEW YORK BRANCH, as a Bank

By:	/s/ Nelson Chou
Name:	Nelson Chou
Title:	SVP & Head of Corporate Banking Department

Waste Management, Inc.
Amendment No. 2 to Credit Agreement
Signature Page

FARM CREDIT CANADA, as a Bank

By:	/s/ Sally Brett
Name:	Sally Brett
Title:	Corporate Financing Associate

Waste Management, Inc.
Amendment No. 2 to Credit Agreement
Signature Page

ANNEX A

FORM OF COMPLIANCE CERTIFICATE

See attached.

EXHIBIT C

FORM OF COMPLIANCE CERTIFICATE

☐ Check for distribution to PUBLIC and Private side Lenders1

Compliance Certificate dated ________

I, _______________, [Chief Financial Officer] [Chief Accounting Officer] [Corporate Treasurer] of WASTE MANAGEMENT, INC. (the “Company”) certify that (i) no Default or Event of Default exists, (ii) the Borrowers and their Subsidiaries are in compliance with §§7, 8 and 9 of the Seventh Amended and Restated Revolving Credit Agreement dated as of May 8, 2024 (as amended, modified, supplemented, restated and in effect from time to time, the “Credit Agreement”) and (iii) the calculation of the debt restrictions in §8.1 of the Credit Agreement attached hereto as Schedule 1 is true, correct and complete [as of the end of the quarter ended ________]. Computations to evidence compliance with §9 of the Credit Agreement are detailed below. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

WASTE MANAGEMENT, INC.

By:
Name:
Title:

§9 Leverage Ratio

Consolidated Net Income (or Deficit)	$___________(i)
Plus (without duplication):
interest expense	$___________(ii)
equity in losses (earnings) of unconsolidated entities	$___________(iii)
income tax	$___________(iv)
non-cash write-downs or write-offs of assets	$___________(v)
losses attributable to the extinguishment of Indebtedness	$___________(vi)
non-cash stock compensation charges	$___________(vii)
other non-cash, non-recurring expenses and charges	$___________(viii)
Minus non-cash, non-recurring gains, including non-cash gains on the sale of assets	$___________(ix)

EBIT (sum of (i) through (viii) minus (ix))	$___________(a)

Consolidated Net Income of Acquired Businesses	$___________(i)
Plus (without duplication):
interest expense	$___________(ii)
equity in losses (earnings) of unconsolidated entities	$___________(iii)
income tax	$___________(iv)
non-cash writedowns or write-offs of assets	$___________(v)
losses attributable to the extinguishment of Indebtedness	$___________(vi)
non-cash stock compensation charges	$___________(vii)
other non-cash, non-recurring expenses and charges	$___________(viii)
Minus non-cash, non-recurring gains, including non-cash gains on the sale of assets	$___________(ix)

[1]	If this is not checked, this certificate will only be posted to Private side Lenders.

EBIT of Acquired Businesses (sum of (i) through (viii) minus (ix))	$___________(b)

Sum of (a) plus (b)	$___________(c)

Plus:
Depreciation expense	$___________(i)
Depletion expense	$___________(ii)
Amortization expense	$___________(iii)
Accretion expense	$___________(iv)

EBITDA (sum of (c), (i), (ii), (iii) and (iv))	$___________(d)

The sum of the following (calculated on a consolidated basis for the Company and its Subsidiaries):
Indebtedness for borrowed money	$___________(i)
Obligations for deferred purchase price of property or services (other than trade payables)	$___________(ii)
Obligations evidenced by debt instruments	$___________(iii)
Obligations under conditional sales	$___________(iv)
Obligations, liabilities and indebtedness under Capitalized Leases	$___________(v)
Obligations, liabilities and indebtedness under bonding arrangements (to the extent that a surety has been called upon to make payment on a bond)	$___________(vi)
Guaranties of the Indebtedness of others	$___________(vii)
Indebtedness secured by liens or encumbrances on property	$___________(viii)
Non-contingent reimbursement obligations with respect to letters of credit	$___________(ix)

Total Debt (sum of (i) through (ix))	$___________(e)

Ratio of (e) to (d)	________:________

Maximum permitted:[2]	3.75 : 1.00

[2]	If an Acquisition permitted under the Credit Agreement involving aggregate consideration in excess of $200,000,000 occurs during a fiscal quarter, the Company shall have the right to increase the maximum permitted Leverage Ratio required to be maintained under §9 of the Credit Agreement to 4.25:1.00 during an Elevated Leverage Ratio Period so long as there is at least one fiscal quarter end after the end of each Elevated Ratio Leverage Period at which the Leverage Ratio is less than or equal to 3.75:1.00; provided that there shall be no more than two Elevated Leverage Ratio Periods during the term of the Credit Agreement.

Schedule 1

[To be attached]